Exhibit 99.2

Toyota Business Highlights FY2022 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for May 2022 came in at 12 . 7 M units, down from May 2021 at 17 . 0 M units . • Toyota U . S . reported May 2022 sales of 175 , 990 units, a decrease of 21 . 3 % on a daily selling rate (DSR) basis and 27 . 3 % on a volume basis versus May 2021 . • Toyota division posted May 2022 sales of 154 , 223 units, a decrease of 21 . 4 % on a DSR basis and 27 . 4 % on a volume basis versus May 2021 . • Lexus division posted May 2022 sales of 21 , 767 units, a decrease of 20 . 7 % on a DSR basis and 26 . 8 % on a volume basis versus May 2021 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 0 50 100 150 200 250 300 6 11 16 21 May-17 Aug-17 Nov-17 Feb-18 May-18 Aug-18 Nov-18 Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 Feb-21 May-21 Aug-21 Nov-21 Feb-22 May-22 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales May 2017 - May 2022 SAAR Toyota U.S. Sales 154,223 21,767 Toyota Division Lexus Division Toyota U.S. May 2022 Vehicle Sales May-22 May-21 May-22 May-21 RAV4 32,883 30,018 Corolla 25,099 30,433 Camry 24,905 37,676 Tacoma 16,285 23,488 Highlander 15,619 28,834 Toyota U.S. May Vehicles Sales Toyota Division Top 5 Models May-22 May-21 May-22 May-21 RX 8,749 8,953 ES 4,113 4,996 NX 3,019 6,453 IS 2,243 2,774 GX 1,924 2,938 Toyota U.S. May Vehicles Sales Lexus Division Top 5 Models Production (units) FY22 FY21 Japan 3,738 3,948 North America 1,752 1,642 Europe 707 642 Asia 1,499 1,015 Other‡ 462 306 Sales (units) FY22 FY21 Japan 1,924 2,125 North America 2,394 2,313 Europe 1,017 959 Asia 1,543 1,222 Other‡ 1,352 1,027 Units in thousands

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $2,535 million in fiscal 2022, compared to $2,017 million in fiscal 2021. The increase in net income for fiscal 2022 compared to fiscal 2021 was primarily due to a $901 million decrease in interest expense, a $190 million decrease in provision for credit losses, a $121 million increase in total financing revenues, a $86 million decrease in depreciation on operating leases, partially offset by a $436 million decrease in investment and other income, net, a $210 million increase in operating and administrative expense, and a $157 million increase in provision for income taxes. • We recorded a provision for credit losses of $236 million for fiscal 2022, compared to $426 million for fiscal 2021. In fiscal 2022, in conjunction with continued improved dealer financial performance and lower charge - offs, the lower volatility in the macroeconomic conditions resulted in a lower provision for credit losses for our retail loan portfolio. In contrast, in fiscal 2021, we increased the expected credit losses for our retail loan portfolio due to a decline in economic conditions caused by the COVID - 19 pandemic and the restrictions designed to slow the spread of COVID19, which resulted in stay - at - home orders, increased unemployment, and decreased consumer spending. • Net charge - offs as a percentage of average finance receivables decreased to 0.22 percent at March 31, 2022 from 0.29 percent at March 31, 2021 and default frequency as a percentage of outstanding finance receivables contracts decreased to 0.72 percent for fiscal 2022 compared to 0.90 percent for fiscal 2021. Our average finance receivables loss severity per unit for fiscal 2022 decreased to $9,012 from $10,035 in fiscal 2021. The changes in our net charge - offs, default frequency, and loss severity per unit were primarily due to historically high levels of average used vehicle values, which reduced net charge - offs, default frequency, and loss per unit. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and Mazda vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ c ommercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 7 billion to $ 18 . 5 billion during fiscal 2022 , with an average outstanding balance of $ 17 . 2 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES In June 2022, Toyota’s impressive, electrified lineup showed up big at the 2022 Electrify Expo in Long Beach, California. As a leader in electrified mobility, Toyota’s display features the all - new battery electric 2023 bZ4X and the Tundra i - FORCE MAX hybrid, along with other Toyota plug - in hybrids and fuel cell electric models to explore. Toyota plans to expand to around 70 electrified models globally by 2025. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee, MBA | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . TMCC Financial Performance FY21 FY22 Total financing revenues $11,799 $11,920 Income before income taxes 2,649 3,324 Net Income 2,017 2,535 Debt-to-Equity Ratio 7.0x 6.0x U.S. dollars in millions 61.8% 54.9% FY21 FY22 TMCC - Market Share 1 FY21 FY22 300 61 364 253 32 247 0 100 200 300 400 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened FY21 FY22 748 482 498 697 466 423 0 500 1000 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume FY21 FY22 0.44% 0.29% 0.22% 0.00% 0.25% 0.50% FY20 FY21 FY22 Net Charge - offs as a Percentage of Average Finance Receivables 17.0 16.9 68.7 65.6 24.3 26.9 $0 $20 $40 $60 $80 $100 $120 FY21 FY22 Amount ($billions) TMCC Consolidated Financial Liabilities (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper